Exhibit (g)(iv) under Form N-1A
                                            Exhibit 10 under Item 601/Reg. S-K

                   SCHEDULE D to the CUSTODIAN CONTRACT
                          - As of August 22, 2003

MTB BALANCED FUND;
MTB EQUITY INCOME FUND;
MTB EQUITY INDEX FUND;
MTB INCOME FUND;
MTB PRIME MONEY MARKET FUND
(FORMERLY: VISION INSTITUTIONAL PRIME MONEY MARKET FUND);
MTB INTERMEDIATE-TERM BOND FUND
(FORMERLY:  VISION INTERMEDIATE TERM BOND FUND);
MTB INTERNATIONAL EQUITY FUND
(FORMERLY:  VISION INTERNATIONAL EQUITY FUND);
MTB LARGE CAP GROWTH FUND
(FORMERLY:  VISION LARGE CAP GROWTH FUND);
MTB LARGE CAP GROWTH FUND II
(FORMERLY:  VISION LARGE CAP GROWTH FUND II);
MTB LARGE CAP STOCK FUND;
MTB LARGE CAP VALUE FUND
(FORMERLY:  VISION LARGE CAP VALUE FUND);
MTB LARGE CAP VALUE FUND II
(FORMERLY:  VISION LARGE CAP VALUE FUND II);
MTB MANAGED ALLOCATION FUND - AGGRESSIVE GROWTH
(FORMERLY:  VISION MANAGED ALLOCATION FUND - AGGRESSIVE GROWTH);
MTB MANAGED ALLOCATION FUND - CONSERVATIVE GROWTH
(FORMERLY:  VISION MANAGED ALLOCATION FUND - CONSERVATIVE GROWTH);
MTB MANAGED ALLOCATION FUND - MODERATE GROWTH
(FORMERLY:  VISION MANAGED ALLOCATION FUND - MODERATE GROWTH);
MTB MANAGED ALLOCATION FUND - MODERATE GROWTH II
(FORMERLY:  VISION MANAGED ALLOCATION FUND - MODERATE GROWTH II);
MTB MARYLAND MUNICIPAL BOND FUND;
MTB MID CAP GROWTH FUND;
MTB MID CAP STOCK FUND
(FORMERLY:  VISION MID CAP STOCK FUND);
MTB MONEY MARKET FUND
(FORMERLY:  VISION MONEY MARKET FUND);
MTB MULTI CAP GROWTH FUND;
MTB NEW YORK MUNICIPAL BOND FUND
(FORMERLY:  VISION NEW YORK MUNICIPAL INCOME FUND);
MTB NEW YORK TAX-FREE MONEY MARKET FUND
(FORMERLY:  VISION NEW YORK TAX-FREE MONEY MARKET FUND);
MTB PENNSYLVANIA MUNICIPAL BOND FUND
(FORMERLY:  VISION PENNSYLVANIA MUNICIPAL INCOME FUND);
MTB PENNSYLVANIA TAX FREE MONEY MARKET FUND
MTB SHORT DURATION GOVERNMENT BOND FUND
(FORMERLY: VISION INSTITUTIONAL LIMITED DURATION U.S. GOVERNMENT FUND); MTB SHORT-TERM CORPORATE BOND FUND
MTB SMALL CAP GROWTH FUND;
MTB SMALL CAP STOCK FUND
(FORMERLY:  VISION SMALL CAP STOCK FUND);
MTB SOCIAL BALANCED FUND;
MTB TAX FREE MONEY MARKET FUND;
MTB U.S. GOVERNMENT BOND FUND
(FORMERLY:  VISION U.S. GOVERNMENT SECURITIES FUND);
MTB U.S. GOVERNMENT MONEY MARKET FUND; AND
MTB U.S. TREASURY MONEY MARKET FUND
(FORMERLY:  VISION TREASURY MONEY MARKET FUND)